Chesapeake Funding II LLC
Series 2016-2 Asset Backed Notes
Agreed-Upon Procedures

Report To:
Element Financial Corporation
RBC Capital Markets

June 6, 2016

Element Financial Corporation

RBC Capital Markets

Re:	Chesapeake Funding II LLC, Series 2016-2 Asset Backed Notes (the “Notes”) Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by the addressees of this report (the “Specified Parties”), solely to assist Chesapeake Funding II LLC   (the “Issuer”) in evaluating the accuracy of certain information with respect to a pool of vehicle leases and loans and vehicles subject to those leases and loans (the “Receivables”) relating to the Chesapeake Funding II LLC Series 2016-2 securitization transaction (the “Transaction”). This agreed-upon procedures engagement was conducted in accordance with Section 9100 of the Chartered Professional Accountants of Canada (CPA Canada) Handbook – Assurance. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below, either for the purpose for which this report has been requested or for any other purpose.

For the purpose of the procedures described in this report, Element Financial Corporation (the “Sponsor”), on behalf of the Issuer, provided us with:

a.
An electronic data file labeled “CII_SUBI_2_Active_2016-04-30_OC (1)” (the “Provided Data Tape”), which the Sponsor, on behalf of the Issuer, indicated contains information as of April 30, 2016 (the “Cutoff Date”) on a pool of leases and loans and vehicles that are subject to those leases and loans (the “Statistical Receivables”), which the Sponsor, on behalf of the Issuer, indicated are expected to be representative of the Receivables,

b.	Imaged copies of:
i.
Certain printed screen shots of the manual capping screen, billing detail inquiry screen, and management billing detail from the Sponsor’s lease/loan servicing system (collectively, the “Vehicle Lease Screen Shots”),

	ii.	The unit invoice, capitalization chart or evidence of cash disbursement in the instance where no unit invoice is available (collectively, the “Capitalized Cost Documents”),
	iii.	The certificate of title, vehicle registration or vehicle registration inquiry report or online registration title approval (collectively, the “Title”),
	iv.	The operating lease agreement, assumption agreement, purchase agreement or letter of intent (collectively, the “Master Lease Agreement”),
	v.	The rate schedule and any amendments thereto (the “Rate Schedule”),
	vi.	The credit file and any amendments thereto (collectively, the “Credit File”) and
vii.
The certificate indicating insurance coverage (the “Certificate of Insurance Coverage”, and together with the Vehicle Lease Screen Shots, Capitalized Cost Documents, Title, Master Lease Agreement, Rate Schedule and Credit File, the “Source Documents” relating to the Sample Contracts (as defined in Attachment A)),

c.	The list of relevant characteristics (the “Sample Characteristics”) on the Provided Data Tape, which are listed in Exhibit 1 to Attachment A,
d.	The list of instructions (the “Additional Vehicle Lease Procedures”), which are listed on Exhibit 2 to Attachment A,
e.	Instructions, assumptions and methodologies (which are described in Attachment A).

The procedures in Attachment A were limited to comparing or observing certain information that is further described in Attachment A.  The Issuer is responsible for the Provided Data Tape, Source Documents, Sample Characteristics, Additional Vehicle Lease Procedures and the determination of the instructions, assumptions and methodologies that are described herein.  We were not requested to perform and we have not performed any further procedures other than those listed in Attachment A with respect to the preparation or verification of any of the information set forth on the Provided Data Tape.  We have not verified, and we make no representation as to the accuracy, completeness or reasonableness of the information on the Source Documents or any other information provided to us by the Sponsor, on behalf of the Issuer, upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion as to (a) the existence of the Receivables or Statistical Receivables, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Issuer, that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with auditing standards established by CPA Canada on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not conducted for the purpose of:
a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
	i.	Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
	ii.	The value of the collateral securing the Receivables,
	iii.	Whether the originator of the Receivables complied with federal, state or local laws or regulations or,
iv.
Any other factor or characteristic of the Receivables that would be material to the likelihood that the Issuer will pay interest on and principal of the Notes in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.  It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

Sincerely,

/s/ Ernst & Young LLP

June 6, 2016

 Attachment A

Procedures performed and our associated findings

1.
As instructed by the Sponsor, on behalf of the Issuer, we randomly selected 100 Statistical Receivables from the Provided Data Tape (the “Sample Contracts”).  For the purpose of this procedure, the Sponsor, on behalf of the Issuer, did not inform us as to the basis for how they determined the number of Sample Contracts they instructed us to select from the Provided Data Tape.

2.
For each Sample Contract, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Provided Data Tape, to the corresponding information in the Source Documents, subject to the instructions provided by the Sponsor, on behalf of the Issuer, that are stated in the notes to Exhibit 1 to Attachment A.  The Source Documents that we were instructed by the Sponsor, on behalf of the Issuer, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A.  All such compared information was in agreement.

3.
For each Sample Contract, we performed the Additional Vehicle Lease Procedures listed on Exhibit 2 to Attachment A subject to the instructions provided by the Sponsor, on behalf of the Issuer, which are stated in Exhibit 2 to Attachment A. Except for the exceptions documented in Exhibit 3 to Attachment A, all such compared information was in agreement.

 Exhibit 1 to Attachment A

Sample Characteristics – Data Tape

Sample Characteristics	Source Documents	Notes
Log number	Vehicle Lease Screen Shots
Fleet number	Vehicle Lease Screen Shots
Vehicle make	Vehicle Lease Screen Shots
Vehicle model	Vehicle Lease Screen Shots
Vehicle type	Vehicle Lease Screen Shots
Lease term	Vehicle Lease Screen Shots
Vehicle index rate	Vehicle Lease Screen Shots, Rate Schedule	1
Vehicle spread rate	Vehicle Lease Screen Shots, Rate Schedule	1
Fixed benchmark rate	Vehicle Lease Screen Shots, Rate Schedule	2
Fixed spread rate	Vehicle Lease Screen Shots, Rate Schedule	2
Vehicle capitalized cost	Vehicle Lease Screen Shots, Capitalized Cost Documents
In-service date	Vehicle Lease Screen Shots
Current book value	Vehicle Lease Screen Shots

Notes:

1.	This Sample Characteristic applies only to floating rate Sample Contracts.
2.	This Sample Characteristic applies only to fixed rate Sample Contracts.

 Exhibit 2 to Attachment A

Additional Vehicle Lease Procedures

Additional Vehicle Lease Procedures	Source Documents
Observe whether (i) the title owner is Gelco Fleet Trust, Gelco Fleet Trust LSR, GE Capital Commercial, Inc., Gelco Corporation or Gelco Corporation LSR and (ii) the lien holder is General Electric Capital Corporation, GE Title Agent, LLC, GE Capital Financial, Inc or GE Capital Bank
Title
Observe that an authorized representative of Gelco Fleet Trust or another applicable subsidiary of the Sponsor has manually or electronically signed the Master Lease Agreement	Master Lease Agreement
For each active lessee, observe whether (i) the Credit File contains an electronic signature approval, and (ii) the expiry date noted on the respective form has not expired as of April 30, 2016	Credit File
Observe whether there is evidence that the Certificate of Insurance Coverage for the certificate holder exists	Certificate of Insurance Coverage

Exhibit 3 to Attachment A

Additional Vehicle Lease Procedures Exceptions

Additional Vehicle Lease Procedure	Log Number	Lessee	Notes
Observe whether (i) the title owner is Gelco Fleet Trust, Gelco Fleet Trust LSR, GE Capital Commercial, Inc., Gelco Corporation or Gelco Corporation LSR and (ii) the lien holder is General Electric Capital Corporation, GE Title Agent, LLC, GE Capital Financial, Inc or GE Capital Bank	9578159	[Redacted]	1
	9560908	[Redacted]	1
	9579645	[Redacted]	1

Notes

1.
Representatives of the Sponsor, on behalf of the Issuer, informed us that titles are not available and that the Sponsor, on behalf of the Issuer, is in the process of obtaining titles at the time of report development.